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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 25, 2006

ALR Technologies Inc.
 (Exact name of registrant as specified in its charter)

NEVADA	000-30414	88-0225807
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

114M Reynolda Village
Winston-Salem, NC 27106
 (Address of principal executive offices and Zip Code)

(336) 722-2254
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

c.     On September 25, 2006, Dr. Jaroslav Tichy accepted appoint to our Board of Directors. Since December 1, 2000, he has been Vice President, Technology of ALR Technologies Inc.

ITEM 7.01     REGULATION FD DISCLOSURE

The Company is pleased to announce that Dr. Jaroslav Tichy has accepted the position of Director for ALR Technologies Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALR TECHNOLOGIES INC.

Dated: September 26, 2006
	BY:	SIDNEY CHAN
Sidney Chan
Chairman, Chief Executive Officer and a member of the Board of Directors